SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                         Date of Report: April 22, 2003





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)




                                                                  64-0665423
      Mississippi                   0-22606                    (IRS Employer
(State of Incorporation)      Commission File Number         Identification No.)





                   500 Main Street, Natchez, Mississippi 39120
                    (Address of principal executive offices)





                            Telephone: (601) 445-5576

                      BRITTON & KOONTZ CAPITAL CORPORATION
                                 AND SUBSIDIARY


                                      INDEX









Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  20       Other Documents or Statements to Security Holders.

                                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                         BRITTON & KOONTZ CAPITAL CORPORATION




April 22, 2003                           /s/ W. Page Ogden
                                         ____________________________________
                                         W. Page Ogden
                                         President and Chief Executive Officer

                                 Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                  Press Release Dated April 22, 2003






Britton & Koontz Capital Corporation

500 Main Street
P O Box 1407
Natchez, MS  39121

601-445-5576
601-445-2488 Fax
http://www.bkbank.com
corporate@bkbank.com


FOR IMMEDIATE RELEASE:             FOR MORE INFORMATION:
---------------------              ---------------------
April 22, 2003                     W. Page Ogden, Chairman & CEO
for (NASDAQ/Symbol BKBK)           Bazile R. Lanneau, Jr., Vice President & CFO



       BRITTON & KOONTZ CAPITAL CORP. REPORTS FIRST QUARTER 2003 EARNINGS


     Natchez, Mississippi-- Britton & Koontz Capital Corporation's board of directors today announced results for the quarter ended March 31, 2003. Net Income and earnings per share increased to $786 thousand and $.37 per share compared to $758 thousand and $.36 per share for the period ended March 31, 2002. Fee income from mortgage originations and gains from sales of mortgage loans rose 49% for the three months ended March 31, 2003 compared to the first quarter of 2002, reflecting continued strong mortgage loan refinancing. Net interest income increased $224 thousand on the strength of a 5% and 15% growth in average loans and average investment securities, respectively. Net interest margin remained stable at 4.44% compared to 4.46% at March 31, 2002.

     The Company issued $5 million in Trust Preferred Securities to support potential future growth of the bank. Total deposits increased 6% in the first quarter of 2003 reflecting a 19% increase in public funds. Loan growth was attributable to growth of commercial loans throughout all markets as well as increases in adjustable rate loans and the retention of shorter-term mortgage products originated by the bank

     Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz First National Bank which operates four full service offices in Natchez, one full service office in Vicksburg and three full service offices in Baton Rouge. The Company has recently opened a loan production office in Madison Mississippi. As of March 31, 2003, the Company reported assets of $327.1 million and equity of $29.9 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding amounted to 2,113,087.

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



                                          Britton and Koontz Capital Corporation
                                                   Financial Highlights
                                 (Unaudited-Amounts in thousands, except per share data)



                                                                     For the Three Months
                                                                        Ended March 31,
                                                       ---------------------------------------------

                                                               2003                     2002
                                                       --------------------     --------------------

Interest income                                                    $ 4,921                  $ 5,097
Interest expense                                                    (1,569)                  (1,969)
                                                       --------------------     --------------------
Net interest income                                                  3,352                    3,128
Provision for loan losses                                             (135)                    (135)
                                                       --------------------     --------------------
Net interest income after
 provision for loan losses                                           3,217                    2,993
Non-interest income                                                    643                      462
Non-interest expense                                                (2,776)                  (2,442)
                                                       --------------------     --------------------
Income before income taxes                                           1,084                    1,013
Income taxes                                                          (298)                    (255)
                                                       --------------------     --------------------
Net income                                                           $ 786                    $ 758
                                                       ====================     ====================

Diluted:
Net income per share                                                $ 0.37                   $ 0.36
                                                       ====================     ====================
Weighted average shares outstanding                              2,113,974                2,112,313
                                                       ====================     ====================

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






                                                            March 31,              December 31,              March 31,
                                                              2003                     2002                    2002
                                                       --------------------     --------------------     ------------------

Total assets                                                     $ 327,097                $ 308,421              $ 297,450
Cash and due from banks                                             13,665                   11,477                  7,630
Investment securities                                              106,473                   97,059                 92,410
Net loans                                                          195,256                  181,692                180,341
Deposits-interest bearing                                          210,138                  199,166                186,980
Deposits-non interest bearing                                       37,656                   33,910                 34,884
Total deposits                                                     247,794                  233,076                221,863
Short-term borrowed funds                                           11,862                   13,142                  5,185
Long-term borrowed funds                                            29,845                   30,315                 39,698
Trust preferred securities                                           5,000                        0                      0
Stockholders' equity                                                29,876                   29,329                 28,692
Book value (per share)                                             $ 14.14                  $ 13.88                $ 13.60
Total shares outstanding                                         2,113,087                2,113,087              2,109,055


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